EXHIBIT 10.1

EXTENSION TO THE AMENDMENT TO DEBENTURES AND WARRANTS AGREEMENT AND WAIVER

THIS EXTENSION dated as of November 30, 2009 (the “Extension”) TO THE AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER dated  October 19, 2009 (the “Amendment”) by and among Cordex Pharma, Inc., a Nevada corporation (the “Company”), f/k/a Duska Therapeutics, Inc., a Nevada corporation (“Duska”), and the Company’s subsidiary Duska Scientific Co., a Delaware corporation (such subsidiary, the “Guarantor” and together with the Company, the “Debtors”), on the one hand, and Platinum Montaur Life Sciences, LLC (“PMLS”), Platinum Long Term Growth VI, LLC (“PLTG”), Firebird Global Master Fund Ltd. (“FGMF”), Firebird Global Master Fund II Ltd. (“FGMF II”), ICON Capital Partners, LP (“ICP”) and Philip and Debra Sobol trust (“PDST”) and BridgePointe Master Fund Ltd. (“BridgePointe,” together with PMLS, PLTG, FGMF, FGMF II and PDST, each individually referred to as a “Holder” and collectively as the “Holders”), on the other hand.  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Amendment.

WHEREAS, the parties entered into the Amendment, which amended certain provisions of the Debentures and Warrants;

WHEREAS, on or about October 27, 2009, the parties entered into an Extension to the Amendment to Debentures and Warrants, Agreement and Waiver, whereby the Maturity Date of the Debentures was redefined to mean December 1, 2009;

WHEREAS, the Company and the Holders now desire that the terms of the Debentures be further amended to redefine the Maturity Date of the Debentures to mean December 15, 2009, in order to facilitate the Company’s current negotiations in which the Holders may benefit, and have entered into this Extension to document their agreement regarding such further amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1.

Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Extension.

2.

Debenture Amendment. The “Maturity Date” in the Debentures is hereby redefined to mean December 15, 2009.

3.

Execution and Counterparts. This Extension may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.

Governing Law and Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Extension and the venue for court actions shall be determined in accordance with the provisions of the Agreement.

5.

Severability. If any term, provision, covenant or restriction of this Extension is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.

Headings. The headings in this Extension are for convenience only, do not constitute a part of this Extension and shall not be deemed to limit or affect any of the provisions hereof.

7.

Extension Not Effective Until All Parties Agree.  The amendments herein shall not be effective unless and until the Company, its undersigned subsidiaries and all of the Holders shall have agreed to the terms and conditions hereunder.

IN WITNESS WHEREOF, the parties have duly executed this Extension as of the date first written above.

Company:

CORDEX PHARMA, INC.

By:	/s/
Name:	James Kuo, M.D., MBA
Title:	Chief Executive Officer

Guarantor:

DUSKA SCIENTIFIC CO.

By:	/s/
Name:	James Kuo, M.D., MBA
Title:	Chief Executive Officer

[signature page of Holders follows]

Holders:

BRIDGEPOINTE MASTER FUND LTD.

By:
Name:
Title:

PLATINUM MONTAUR LIFE SCIENCES

By:
Name:
Title:

PLATINUM LONG TERM GROWTH VI

By:
Name:
Title:

FIREBIRD GLOBAL MASTER FUND LTD.

By:
Name:
Title:

FIREBIRD GLOBAL MASTER FUND II LTD.

By:
Name:
Title:

ICON CAPITAL PARTNERS, LP

By:
Name:
Title:

PHILIP AND DEBRA SOBOL TRUST
By:
Name:
Title:

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